                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 11, 2001
                                                         ----------------


                       Chase Mortgage Finance Corporation
                       ----------------------------------
                 (Exact name of registrant specified in Charter)

    Delaware                       333-76801                 52-1495132
 ---------------                  -----------            ------------------
 (State or other                  (Commission               (IRS Employer
 jurisdiction of                  File Number)           Identification No.)
 incorporation)

                  343 Thornall Street
                      Edison, NJ                                08837
      ----------------------------------------                 --------
      (Address of principal executive offices)                 Zip Code

           Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.           Other Events
                  ------------

                  Filing of Collateral Term Sheets
                  --------------------------------

         Attached as Exhibit 99.1 are Collateral Term Sheets prepared by Chase Mortgage Finance Corporation in connection with the offering of Chase Mortgage Finance Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2001-S1.

ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
------------------                          ------------
(99.1)                                      Collateral Term Sheets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHASE MORTGAGE FINANCE CORPORATION



Date: January 11, 2001              By:  /s/ Eileen A. Lindblom
                                        -----------------------------------
                                           Name:      Eileen A. Lindblom
                                           Title:     Vice President

                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------
(99.1)                     Collateral Term Sheets